UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2011
US AIRWAYS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8444	54-1194634
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Rio Salado Parkway
Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (480) 693-0800
N/A
(Former nme or former address if changed since last report.)
US AIRWAYS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8442	53-0218143
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

111 West Rio Salado Parkway
Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (480) 693-0800
N/A
(Former nme or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE.
On October 27, 2011, US Airways Group, Inc. (the “Company”) provided an update for investors presenting information relating to its financial and operational outlook for 2011. This investor presentation is located on the Company’s website at www.usairways.com under “Investor Relations.” The update is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit No.	Description
99.1	Investor Update

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, US Airways Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc.
Date: October 27, 2011	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer
Pursuant to the requirements of the Securities Exchange Act of 1934, US Airways, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways, Inc.
Date: October 27, 2011	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Update